UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 4, 2006

AMERICAN BAR ASSOCIATION MEMBERS /

STATE STREET COLLECTIVE TRUST

(Exact Name of Registrant Specified in Charter)

New Hampshire	033-50080	04-6691601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Trafalgar Square, Suite 449 Nashua, New Hampshire	03063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 589-4097

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

On October 4, 2006, State Street Bank and Trust Company of New Hampshire (“State Street”), the trustee of the American Bar Association Members / State Street Collective Trust (the “Collective Trust”), and Wellington Management Company, LLP (“Wellington Management”) entered into an Investment Advisor Agreement pursuant to which, effective November 1, 2006, Wellington Management will provide investment advice with respect to the Collective Trust’s Mid-Cap Value Equity Fund (the “Fund”). A copy of the Investment Advisor Agreement is filed as an exhibit hereto.

Wellington Management is replacing Ariel Capital Management, LLC (“Ariel”), the current investment advisor to the Fund. A fee is paid to each investment advisor based on the amount of assets allocated to that investment advisor. Upon completion of the change in the Investment Advisor described above, the Investment Advisor Fees payable to the new Investment Advisor for the Mid-Cap Value Equity Fund will be at the following annual rates:

Value of Assets in the Mid-Cap Value Equity Fund Allocated to Wellington Management Company, LLP	Rate
First $25 Million	.75%
Next $25 Million	.65%
Over $50 Million	.55%

In connection with the replacement of Ariel by Wellington Management as the investment advisor to the Fund, State Street entered into a Second Amended and Restated Fund Declaration of the Mid-Cap Value Equity Fund effective as of November 1, 2006, a copy of which is filed as an exhibit hereto.

ITEM 3.03	Material Modification to Rights of Security Holders.

In connection with the replacement of Ariel by Wellington Management as the investment advisor to the Fund, as more fully described in Item 1.01 of this Current Report on Form 8-K, State Street entered into a Second Amended and Restated Fund Declaration of the Mid-Cap Value Equity Fund effective as of November 1, 2006, a copy of which is filed as an exhibit hereto.

ITEM 9.01	Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description of Exhibit

3.13	American Bar Association Members/State Street Collective Trust, Second Amended and Restated Fund Declaration of the Mid-Cap Value Equity Fund.

10.31	Investment Advisor Agreement effective as of November 1, 2006 by and between State Street Bank and Trust Company of New Hampshire and Wellington Management Company, LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BAR ASSOCIATION MEMBERS / STATE STREET COLLECTIVE TRUST

Dated: October 4, 2006	By:	/s/ Beth M. Halberstadt
	Name:	Beth M. Halberstadt
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.13	American Bar Association Members/State Street Collective Trust, Second Amended and Restated Fund Declaration of the Mid-Cap Value Equity Fund.

10.31	Investment Advisor Agreement effective as of November 1, 2006 by and between State Street Bank and Trust Company of New Hampshire and Wellington Management Company, LLP.